UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): July 30, 2009

P2 SOLAR, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-91190	98-0234680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 204, 13569 – 76 Avenue Surrey, British Columbia, Canada, V3W 2W3
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (604)592-0047

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)(1)

On July 30, 2009, P2 Solar, Inc., a Delaware corporation (the “Registrant”) advised the firm Moore and Associates Chartered Accountants and Advisors, 6490 West Desert Inn Rd, Las Vegas, NV 89146, (“Moore”), that it had been dismissed as the principal independent accountant to audit the Registrant’s financial statements for the fiscal year ending March 31, 2010.   The decision to dismiss Moore was recommended and approved by the Registrant’s Board of Directors.

Except as noted in the paragraph immediately below, the reports of Moore for the fiscal years ended March 31, 2009 and March 31, 2008,  did not contain any adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to any uncertainty, audit scope or accounting principle.

The reports of Moore on our financial statements for the fiscal years ended March 31, 2009 and March 31, 2008, contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern because of the fact that we had suffered significant operating losses.

During the fiscal years ended March 31, 2009 and 2008,  and the subsequent interim period up to and including the date of the Registrant’s dismissal of Moore, there have been no disagreements with Moore on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore would have caused them to make reference thereto in their report on the financial statements for such periods.

On July 30, 2009, the Registrant provided a draft copy of this report on Form 8-K to Moore, requesting their comments on the information contained therein.   The responsive letter from Moore is filed as an exhibit to this current report on Form 8-K.

(a)(2)

On July 30, 2009, the Registrant engaged the firm of Lake & Associates, CPA’s LLC, whose address is 1905 Wright Blvd., Schaumburg, IL 60193, (“Lake”) as the principal accountant to audit the Registrant’s financial statements for the fiscal year ending March 31, 2009.

During the fiscal years ended March 31, 2009 and  2008,  and the subsequent interim period prior to the engagement of Lake, neither the Registrant nor anyone on its behalf consulted with Lake regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Registrant’s financial statements or as to any matter that was either the subject of a disagreement with the previous independent auditor or was a reportable event.  The decision to engage Lake was recommended and approved by the Registrant’s Board of Directors.

The Registrant provided a draft copy of this report on Form 8-K to Lake prior to its filing, in order to provide Lake with the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant’s expression of its views, or the respects in which Lake does not agree with the statements made by the Registrant.   The Registrant did not receive a responsive letter from Lake.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibit 16.1 - Responsive Letter from Moore and Associates Chartered Accountants and Advisors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P2 SOLAR, INC.

Date: August 5, 2009

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By:  /s/ Raj-Mohinder S. Gurm
Its:   Chief Executive Officer

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